Exhibit 99.1

Willow Creek Enterprises Completes Nevada Gold Property Acquisition

LAS VEGAS, NV--(Marketwire - 10/13/10) - Willow Creek Enterprises Inc. (OTC.BB:WLOC - News) ("The Company," "Willow Creek") is pleased to announce that, after performing its due diligence, it has completed its previously announced property acquisition agreement with MinQuest Inc.

Willow Creek has acquired the sole and exclusive rights to the Dolly Varden South Gold Property in Elko County, Nevada, which consists of Twenty Two (22) unpatented claims with 19 of the claims covering approximately 380 acres of contiguous land holdings.

"We are very optimistic about the potential of the Dolly Varden property," stated Terry Fields. "Knowing that some of the previous work was completed by majors such as Newmont and Cominco on the property gives us a good assurance to the reliability and potential of the Dolly Varden Property. The property has great preliminary work, good infrastructure, in a mining friendly state and is near a past producing mine."

The property acquired is described as follows by MinQuest Inc. on their website (http://www.minquestinc.com/Properties.aspx)*: "A skarn related gold-copper rich zone with related jasperoidal alteration haloes a basin near Dolly Varden Springs. A mineralized intrusive with significant iron oxide and boxworks forms the northern portion of the claim group. Newmont completed an aeromagnetic survey over the property in 1992. Newmont developed a target based on the geophysical survey, local geology and geochemistry. Newmont defined a pophyry target at less than 500 feet of depth within the basin covered by MinQuest's claim group. The target parameters suggest potential for 100 million tons grading 1% copper and 0.03 opt gold. The target was further reinforced by an IP survey completed by Cominco in 1998. This survey was reinterpreted by Fritz Geophysics. Fritz believes the northern line defines a sulfide rich intrusive with the potential to host mineralization."

Mineralogy and geochemistry around the margins of the basin indicate copper and gold within skarn and jasperoidal silica. No drilling has been done within the basin area. Values to 3.6% copper and 7 g/t gold have been collected from prospects and outcrops on the claims.

Exposed jasperoid on the northern portion of the claims contain copper oxide and low gold values in the 0.1 to 0.9 g/t gold. Prospect pits in wollastonite skarn contains up to 3.6% copper and 7 g/t gold.

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH NATURAL RESOURCE EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ON FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. FINRA, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

*Supplied by Minquest from their corporate website http://www.minquestinc.com/Properties.aspx as of October 12th, 2010

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